                            HUMAN RESOURCES AGREEMENT

         THIS HUMAN RESOURCES AGREEMENT is made and entered into as of this 4th day of November, 1999, by and between TENNECO INC., a Delaware corporation to be renamed Tenneco Automotive Inc. ("Tenneco" or "Automotive Company"), and Tenneco Packaging Inc. (to be renamed), a Delaware corporation ("Packaging Company").

         WHEREAS, pursuant to the terms of that certain Distribution Agreement by and between Tenneco and Packaging Company and dated as of November 3, 1999 (the "Distribution Agreement"), the parties have entered into this Agreement regarding certain labor, employment, compensation and benefit matters occasioned by the Distribution.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement and the Distribution Agreement, each of the parties hereto, on behalf of itself and each other entity over which it has direct or indirect legal or effective control, hereby agrees as follows:

         SECTION 1. Definitions. The following terms, when capitalized herein, shall have the meanings set forth below in this Section 1. All other capitalized terms which are used but are not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement.

                  "Active Employees" means, with respect to each Group, all employees regularly engaged in the performance of services to, for or on behalf of any member of such Group as of the close of business on the Distribution Date; provided, that (1) all such employees of Tenneco Management Company ("TMC") who are employed by a member of the Automotive Group immediately after the Distribution shall, for all purposes hereunder, be treated as Active Employees of the Automotive Group, (2) for purposes of allocation of liabilities, non-employee officers of Tenneco Inc. shall be treated as Active Employees of TMC and (3) all such employees that become an employee of a member of the Automotive Group pursuant to Section 7.1 of the Transition Services Agreement shall, for all purposes hereunder, be treated as Active Employees of the Automotive Group. Notwithstanding any other provision hereof: (i) liabilities with respect to the Vice President -- Law of Tenneco Europe Limited (the "VPLE") shall be allocated between Automotive Company and the Packaging Company as provided in agreements between that individual and TMC and that individual and Automotive Company; and (ii) with respect to the former general counsel of Tenneco Automotive Inc., he shall move to the payroll of TMC effective November 15, 1999, the Automotive Company shall be liable for his 1999 bonus and outplacement expense, and the Packaging Company shall be liable for his severance benefits. As to the VPLE, the parties acknowledge and agree that Automotive Company has no liability for severance benefits to the extent funded under the Tenneco Rabbi Trust.

                  "Common Stock" means Tenneco Common Stock or Packaging Common Stock, as applicable.

                  "Former Employees" means, with respect to each Group, all former employees of Tenneco and/or its Subsidiaries (including, but not limited to, such employees who, as of the close of business on the Distribution Date, are on leave of absence, long-term disability or

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         layoff with recall rights) who, if they were regularly engaged in the performance of services to, for or on behalf of Tenneco or any of its Subsidiaries at the close of business on the Distribution Date, would be an Active Employee of such Group, determined on a basis consistent with the determination of the Active Employees of such Group.

               "Tenneco Salaried Welfare Plans" means, collectively, the Tenneco Inc. Health Care Plan, the Tenneco Inc. Group Life Insurance Plan, the Tenneco Inc. Long Term Disability Plan, the Tenneco Inc. Travel Accident Insurance Plan, the Tenneco Inc. Health Care Flexible Spending Account Program and the Tenneco Inc. Dependent Day Care Flexible Spending Account Plan.

         SECTION 2. General Employment Matters.

         2.01 General Obligations. From and after the Distribution Date, each of Automotive Company and Packaging Company shall (and shall, as applicable, cause each of the other members of its respective Group over which it has direct or indirect legal or effective control to) (a) continue the employment of all of the Active Employees of its respective Group, subject, however to the terms of
Section 2.03 below and (b) except as otherwise specifically provided herein, pay, perform and discharge any and all labor, employment, compensation and benefit liabilities, whether arising prior to, on or after the Distribution Date, with respect to all such Active Employees and all Former Employees of its respective Group. Notwithstanding the foregoing, all payments to be made to Active Employees and Former Employees of TMC who are not employed by the Automotive Group or the Packaging Group (excluding TMC) immediately after the Distribution out of general corporate assets shall be processed and administered by Tenneco Business Services Inc. ("TBS") or such other person or entity as shall be designated by the trustees of the Tenneco Rabbi Trust in their sole discretion (rather than by Packaging Company or another member of the Packaging Group); provided, however, that nothing contained in this sentence shall be construed either: (i) as releasing Packaging Company and the other members of the Packaging Group from the financial responsibility for such payments, or (ii) imposing or giving any such trustees or any party hereto or other person the right or ability, contractual or otherwise, to impose on Tenneco and/or any of the other members of the Automotive Group, any responsibility or obligation (financial or otherwise) for such payments or for any of the obligations of the Packaging Group described in the immediately succeeding sentence. Packaging Group shall maintain one or more rabbi trusts to facilitate such payments, and Packaging shall furnish or make available through TBS or otherwise office space, secretarial and other office support for the provision of such services.

         2.02 Initial Compensation of Active Employees. The initial compensation (base salary or wage level) of each Active Employee of each such Group as of the Distribution Date shall be the same as the compensation (base salary or wage level) of such Active Employee immediately prior to the Distribution Date, except as may otherwise be provided in the Transition Services Agreement.

         2.03 No Additional Employment Rights Created. Nothing in this Agreement shall give any Active Employee of any Group any right to continued employment by any member of that Group or the other Group beyond the Distribution Date, which is in addition to or supplemental to any such right he or she may have arising under contract or otherwise.


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         SECTION 3. Collective Bargaining.

         3.01 Continuation of Existing Collective Bargaining Agreements. Each of Automotive Company and Packaging Company shall (and shall cause, as applicable, each other member of its Group over which it has direct or indirect legal or effective control to) continue to honor all collective bargaining agreements covering the Active Employees of its respective Group which are in effect as of the close of business on the Distribution Date, in accordance with and subject to the terms of each such collective bargaining agreement.

         3.02 Recognition of Incumbent Labor Organizations. Each of Automotive Company and Packaging Company shall (and shall cause, as applicable, each other member of its Group over which it has direct or indirect legal or effective control to) continue to recognize all incumbent labor organizations which, as of the close of business on the Distribution Date, have established collective bargaining relationships in respect of the Active Employees of its respective Group.

         3.03 Continued Sponsorship of Hourly Employee Benefit Plans. Except as otherwise specifically provided herein, each of Automotive Company and Packaging Company shall continue (and shall, as applicable, cause each other member of its respective Group over which it has direct or indirect legal or effective control to continue) to sponsor all employee benefit plans for hourly employees which, as of the close of business on the Distribution Date, are in existence and relate to the Active Employees and/or Former Employees of its respective Group, subject to its rights under such plans to amend or terminate such plans.

         3.04 Provisions of Wages, Rights and Other Employment Benefits Required Under Existing Collective Bargaining Agreements. Without limiting the generality of the foregoing, each of Automotive Company and Packaging Company shall (and shall cause each other member of its respective Group over which it has direct or indirect legal or effective control to) provide those of its Active Employees whose employment is subject to collective bargaining agreements and/or established collective bargaining relationships as of the close of business on the Distribution Date with the wages, benefits, and terms and conditions of employment required by such agreements or relationships, except that (i) participation in the Tenneco Inc. Employee Stock Purchase Plan will be suspended as provided in Section 4.06 hereof, and (ii) the provisions of any defined contribution plan calling for contributions or investment in the common stock of Tenneco Inc. shall be amended in accordance with Section 4.05 hereof.

         3.05 Limitation on Obligations. Each of the parties hereto hereby agrees and acknowledges that nothing contained in this Agreement, including its obligation to continue its applicable collective bargaining agreements or relationships, shall be construed to restrict any right it, or any other member of its respective Group, may have to terminate, renegotiate, reopen or otherwise seek changes in any of its collective bargaining agreements or relationships.

         SECTION 4. United States Salaried Pension and Thrift Benefits and Stock Purchase Plan.


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         4.01 Tenneco Retirement Plan. Effective as of the Impact Date (as
defined below), Automotive Company and all other members of that Group shall cease to be sponsors of the Tenneco Retirement Plan (the "TRP"), and Packaging Company shall become the sponsor of the TRP; provided that Packaging's sponsorship shall be subject to the terms and conditions of the TRP. The TRP shall retain liability for all pension benefits accrued by the Active Employees and Former Employees of the Automotive Group who are or were formerly participants in the TRP through the last day of the calendar month in which the Distribution Date occurs (the "Impact Date"). Following the Distribution Date, Automotive Group will have no liability, contingent or otherwise, with respect to the TRP, including without limitation any liability for benefits accrued through the Impact Date (including early retirement benefits and related subsidies, as to which all age, service and participation requirements were satisfied on or before the Impact Date) for Active Employees or Former Employees of the Automotive Group, and Packaging Company shall assume or retain, as the case may be, all such liabilities and all such liabilities shall constitute "Packaging Liabilities" under the Distribution Agreement.

         Packaging Company shall succeed Tenneco Inc. under and with respect to the Tenneco General Employee Benefit Trust (the "GEBT"). As soon as practicable after the Distribution Date, Packaging Company shall cause the GEBT to transfer to a trustee designated by Automotive Company the assets of the GEBT attributable to the Automotive Group's hourly defined benefit pension plans. Such transfer shall be in cash, except that Tenneco Common Stock may be transferred, subject to the limitations of applicable law, and the assets managed by one or more managers may be transferred.

         Packaging Company shall create an investment committee (the "New Committee") to manage the assets of the GEBT, equivalent to the committee which performed those functions as of the Distribution Date (the "Old Committee"), and the New Committee shall have as members, the members of the Old Committee as of the Distribution Date until the earlier of March 31, 2000 or the date such persons die, resign or are removed in accordance with rules equivalent to the rules applicable to the Old Committee.

         4.02 Amendment of TRP. The sponsor of the TRP shall amend the TRP to
(a) "freeze" the benefit accruals of the Active Employees of the Automotive Group as of the Impact Date, and (b) provide that all benefits accrued as of the Impact Date by the Active Employees of the Automotive Group shall be fully vested and non-forfeitable (as will the benefits to Former Employees of the Automotive Group to the extent required by applicable laws) and the sponsor shall inform, in writing, as soon as practicable following the Impact Date, each such Employee of his or her accrued benefits under the TRP as of the Impact Date.

         4.03 No Credit for Post-Impact Date Service. Except as may be required by law, the TRP shall not be required to count service with any entity other than a member of the Packaging Group after the Impact Date for any purpose, nor shall there be any requirement that Active Employees of the Automotive Group be permitted to "grow into" normal or early retirement benefits under the TRP based upon events occurring after the Impact Date.


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         4.04 Tenneco Thrift Plan. The active participation in the Tenneco
Thrift Plan and the Tenneco Thrift Plan for Hourly Employees (collectively the "Tenneco DC Plan") by persons other than the Active Employees of the Packaging Group shall cease effective as of January 31, 2000 (the "Transition Date"). In addition, Automotive Company and all other members of the Automotive Group shall cease to be sponsors of the Tenneco DC Plan as of the Transition Date, and Packaging Company shall become the sponsor of the Tenneco DC Plan from and after the Distribution Date. Each of Packaging Group and Automotive Group shall bear the costs of employer matching contributions attributable to the participation of its respective employees in the Tenneco DC Plan for the period commencing with the Distribution Date and, with respect only to the Automotive Group, ending on the Transition Date.

         4.05 Establishment of DC Plans.

                  (a) Automotive Thrift Plan. Automotive Company shall (and/or cause its respective Group members to) establish or make available on or with effect from the Transition Date, one or more defined contribution plans for the benefit of the Active Employees of the Automotive Group (collectively, the "Automotive Thrift Plan") which may, subject to Section 4.05(d) hereof, be subject to amendment or termination by Automotive Company or the applicable member of the Automotive Group.

                  (b) Transfer of Account Balances to Automotive Thrift Plan. As soon as practicable following the Transition Date, Packaging Company shall cause the Tenneco DC Plan to transfer to the Automotive Thrift Plan, the account balances of each Active Employee of the Automotive Group and each Former Employee of the Automotive Group with respect to whom the Tenneco DC Plan maintains an account as of the close of business on the Transition Date. Such transfers shall be in cash, except that the Automotive Thrift Plan will accept the following: (i) Tenneco Common Stock, Packaging Common Stock received in the Distribution, stock of Newport News Shipbuilding Inc. (if any remains in such account balances) and stock of El Paso Energy Corporation (if any remains in such account balances) for the Tenneco Common Stock fund portion of such account balances; (ii) amounts credited to the Tenneco DC Plan which are held in mutual funds which are also investment media in the Automotive Thrift Plan; and (iii) participant loans.

                  (c) Investment Options. Tenneco Common Stock shall not be offered as an investment option with respect to contributions made after the Distribution Date by the Packaging Group employees to the thrift plans of the Packaging Group. The sponsor of each of the Tenneco DC Plan and the Automotive Thrift Plan shall cause the plan to afford each participant therein, for a period of at least 90 days following the Distribution Date, an election to sell the Common Stock of the entities held in the plan's stock fund which does not directly or indirectly employ him or her immediately following the Distribution Date. From and after the Distribution Date employer stock contributions with respect to Packaging Group employees shall be in Packaging Common Stock and employer stock contributions with respect to the Automotive Group employees shall be in Tenneco Common Stock.


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                  (d) Certain Automotive Obligations. The Automotive Company
         shall (and shall cause each member of its Group over which it has legal or effective direct or indirect control to) sponsor, establish, administer, maintain, amend and otherwise deal with one or more defined contribution pension plans (including the Automotive Thrift Plan) in a manner consistent with any and all representations which Tenneco or its affiliates at the time makes or has made to the Internal Revenue Service, including without limitation, any actions that may be required to increase and/or maintain the amount of Tenneco Common Stock held by such plans.

         4.06 Tenneco Stock Purchase Plan. Participation in the Tenneco Inc. Employee Stock Purchase Plan was suspended effective June 30, 1999 and will not resume prior to the Distribution Date.

         SECTION 5. Pension Matters Outside the United States. With respect to the business and operations of each Group in jurisdictions outside the United States, each of the parties hereto shall (and, as applicable, shall cause each other member of its Group over which it has direct or indirect legal or effective control to) assume and retain any and all pension liabilities and attendant plans and their assets related to its Active Employees and Former Employees.

         SECTION 6. Executive and Directors' Compensation.

         6.01 Tenneco Supplemental Executive Retirement Plan. Effective upon the Distribution Date, Tenneco and Packaging Company shall cause the Tenneco Inc. Supplemental Executive Retirement Plan and the Tenneco Inc. Pilots' Supplemental Retirement Plan (collectively, the "SERP") to be amended to cause the separation of participation in, and liabilities under, the SERP as follows: (1) Packaging Company shall (a) become the sponsor of the SERP with respect to all Active Employees and Former Employees of its respective Group and, subject to the terms of the 1996 Benefits Agreement (as defined below), all active and former employees of the Shipbuilding Group and Energy Group (each as defined below), and all other participants in the SERP not specifically allocated to Automotive Company below and (b) assume and agree to pay, perform and discharge all liabilities under the SERP with respect to such employees, whether accrued before, on or after the Distribution Date; and (2) Automotive Company shall continue sponsorship of the SERP with respect to all Active Employees and Former Employees of its respective Group and shall assume and agree to pay, perform and discharge all liabilities under the SERP with respect to such employees, whether accrued before, on or after the Distribution Date. All accrued benefits under the SERP as of the close of business on the Distribution Date shall be fully vested and nonforfeitable; provided, that this rule shall not be applied to grant an employee an amount equal to the benefit he or she has accrued under the Tenneco Retirement Plan but only the amount provided by the SERP, nor shall it be applied to alter or diminish any service requirement contained in any special appendix or other document providing benefits in addition to those called for by the SERP generally.

         6.01(A) Pullman Supplemental Pension Benefits. Notwithstanding any other provision hereof, the Automotive Company shall retain and succeed to any and all liabilities for non-qualified defined benefit pension benefits for Active Employees and Former Employees of its respective Group who were formerly employed by The Pullman Company, Peabody International Corporation

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or any predecessor of either, including without limitation, benefits under the
Peabody Special Benefits Plan, the Peabody Supplemental Plan and the Pullman Supplemental Plan (the "Pullman Plans"). Automotive Company shall retain sponsorship of the rabbi trust created in connection with the Pullman Plans.

         6.02 Tenneco Inc. Deferred Compensation Plan. The participation of the Active Employees and Former Employees of the Automotive Group in the Tenneco Inc. Deferred Compensation Plan (the "DC Plan") shall cease as of the Distribution Date. As of the Distribution Date, (i) Automotive Company shall assume the liability for the accounts of its Active Employees and Former Employees in the DC Plan, (ii) Packaging Company shall assume the liability for the accounts of the Active Employees and Former Employees of the Packaging Group in the DC Plan, and (iii) Packaging Company shall succeed to sponsorship of the DC Plan. The Automotive Group Active Employee's or Former Employee's account in the DC Plan as of the Distribution Date shall become the opening balance of such Active Employee's or Former Employee's account in a nonqualified deferred compensation plan created as of the Distribution Date by the Automotive Group. Such opening balances shall become fully vested as of the close of business on the Distribution Date.

         6.03 Tenneco Benefits Protection Program and Rabbi Trust. The Tenneco Inc. Benefits Protection Trust (the "BPT") and the Tenneco Inc. Rabbi Trust (collectively the "Trusts") shall be terminated prior to the Distribution, and neither Packaging Company nor Automotive Company shall have any liability with respect to either of the Trusts or any of the terms of either.

         6.04 [RESERVED]

         6.05 Stock Options. Effective as of the Distribution Date, Tenneco shall cause all outstanding options to purchase Tenneco Common Stock held by employees and officers other than (i) Active Employees and Former Employees of Automotive Group, (ii) employees of Packaging Corporation of America and (iii) employees of the folding carton division (or persons who have succeeded to the rights of any persons described in (i), (ii) or (iii) with respect to options to purchase Tenneco Common Stock) to be replaced by options to purchase Packaging Common Stock. Subject to the requirements of applicable law and generally accepted accounting principles, the number, exercise price and other terms of such replacement options shall be determined in a manner consistent with that described in Exhibit A attached hereto. Options to purchase Tenneco Common Stock held by persons described in clause (ii) or (iii) above, not exercised prior to the Distribution Date shall be canceled effective as of the Distribution Date.

         Options held by Active Employees and Former Employees of Automotive Group (or persons who have succeeded to the rights of such persons) shall, unless exercised prior to the Distribution Date, remain outstanding as adjusted as provided herein after the Distribution Date, subject to the requirements of applicable law and generally accepted accounting principles. The parties recognize that in some jurisdictions, Automotive Group employees were granted rights other than stock options in lieu of the Special Stock Option Award of 100 options per grantee, and in those jurisdictions, the outstanding rights will be adjusted comparably. The Automotive Company options and rights shall have the same terms and conditions as prior to the Distribution Date except that the number of options and the option exercise price shall be adjusted as described in Exhibit A attached hereto.


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         To the extent that the exercisability of options to purchase Tenneco
Common Stock currently is subject to the attainment of share price hurdles, those hurdles will also be adjusted with respect to both options to purchase Packaging Common Stock and Tenneco Common Stock.

         Tenneco may grant special pre-Distribution Date exercisability with respect to some or all options which are not otherwise exercisable.

         6.06 Directors. Except for stock options which will expire on or before the Distribution Date in accordance with their terms, stock options held by directors of Tenneco and/or Packaging Company shall be treated as provided in
Section 6.05 hereof as if the director in question were an employee. Notwithstanding the foregoing, stock options held by directors who do not continue on the board of Packaging Company or Automotive Company will be replaced by Packaging Company options in accordance with Section 6.05 hereof. The 1997 Tenneco Inc. Board of Directors Deferred Compensation Plan shall be treated as provided in Section 6.02 hereof, and the directors' accounts shall be treated as if the directors were employees; however, the accounts of directors who do not continue on the board of Packaging Company or Automotive Company shall be the obligation of Packaging Company. If an individual becomes a director of both Packaging Company and Automotive Company immediately after the Distribution Date, his or her options, unless they expire on or before the Distribution Date, shall be split and maintained one-half by Packaging Company and one-half by Automotive Company; and with respect to individuals who were outside directors prior to the Distribution Date, their deferred compensation accounts shall be split similarly.

         Any continuing liabilities under the terminated Outside Directors' Retirement Plan including the obligation to grant restricted stock in lieu of such plan shall be retained and performed by Automotive Company.

         SECTION 7. Welfare Plans.

         7.01 Tenneco Salaried Welfare Plans. Effective on December 31, 1999, each member of the Automotive Group shall cease to be a sponsor of the Tenneco Salaried Welfare Plans, Active Employees and Former Employees of Automotive Group shall cease to participate in the Tenneco Salaried Welfare Plans as of that date, and Packaging Company shall serve as the sponsor of the Tenneco Salaried Welfare Plans from and after the Distribution Date. Automotive Company shall reimburse Packaging Company for all claims paid with respect to the participation of its employees in such plans.

         SECTION 8. General.

         8.01 Post-Distribution Administration of Plans. The parties hereto agree to administer all plans consistently herewith, and to the extent necessary to amend plans accordingly.

         8.02 Cost and Expenses. Except as otherwise expressly provided herein or the Distribution Agreement, each party shall bear all costs and expenses, including but not limited to legal, administrative and actuarial fees, incurred in the design, drafting, administration and implementation

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



of any and all plans and compensation structures which it enables or creates and the amendment of its existing plans or compensation structures.

         8.03 RESERVED

         8.04 Human Resources Support Services. Subject to the rules set forth below, Packaging Company shall provide (or have provided by TBS) for Automotive Company or its Affiliates the following corporate-wide human resource support services that are currently being provided to the Automotive Company and/or members of the Automotive Group:

         a. Benefits administration by Hewitt & Associates LLC and other outside administrators utilized with respect to the Automotive Business as of the date hereof or engaged hereafter with the prior consent of Automotive Company. Packaging Company will provide management of the services that are outsourced and continue benefits administration services currently being provided by TBS.

         b. Assistance in executive compensation plans, including stock options, restricted stock, performance shares, deferred compensation, director's stock options, and director's restricted stock.

         c. Generation of Affirmative Action Plan reports annually for each Automotive Company location including EEO-1 and VETS-100, and audit supports, as required.

         d. Prepare, process and disburse invoices and check requests for Prudential relocations. In addition, Packaging Company will manage domestic and international relocation programs through outsourced providers including accrual and repayment program, and provide relocation accounting services to reconcile relocation accruals compared to the Prudential reports and prepare appropriate journal entries.

         Packaging Company shall provide the services described in this Section
8.04 for the period from the Distribution Date through the earlier of (i) August 15, 2000 and (ii) the date as of which Automotive Company no longer desires such services, provided that Automotive Company shall have given Packaging Company at least 60 days' advance written notice of such date.

         In consideration for such services, other than third party fees as described in the next sentence, Automotive Company shall pay Packaging Company $59,583.34 per month, as detailed in Schedule A. Any third party fees for such services for outsourced providers utilized with respect to the Automotive Group as of the date hereof, or for new outsourced providers selected with prior consent of Automotive Company (which consent shall not be unreasonably withheld or delayed), will be billed directly by the third party to Automotive Company; provided, that if the third party refuses to bill Automotive Company directly, Automotive Company shall reimburse Packaging Group for all amounts which it pays such third party on behalf of Automotive Company. Reference is made to the Transition Services Agreement between Tenneco and Packaging Company of even date herewith (the "Transition Services Agreement"). The services described in this
Section 8.04 shall be considered Services (as such term is defined in the Transition Services Agreement) for

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



purposes of Sections 8, 10, 11,12 and 13 of the Transition Services Agreement and shall be provided in accordance with and subject to the terms and conditions thereof. The provisions of Sections 11.2: 11.3; 11.4; 11.5, 13 and 14 of the Transition Services Agreement shall survive termination of the provision of services hereunder.

         SECTION 9. Miscellaneous.

         9.01 1996 Benefits Agreement. Effective on the Distribution Date, Tenneco shall assign to Packaging Company all of its rights under, and Packaging Company shall assume and agree to pay, perform and discharge when due (and will thereafter indemnify each member of the Automotive Group against) all obligations, liabilities and responsibilities of Industrial Company under, the certain Benefits Agreement (the "1996 Benefits Agreement"), dated as of December 11, 1996 (all such obligations, liabilities and responsibilities constituting "Packaging Liabilities" under the Distribution Agreement), by and among New Tenneco Inc., Newport News Shipbuilding Inc. and the company then known as Tenneco Inc. The rights Tenneco shall assign to Packaging Company under the 1996 Benefits Agreement shall include, without limitation, the right to receive and retain all reimbursements for the payment of SERP benefits to employees and former employees of the Shipbuilding Group and Energy Group (capitalized terms used in this Section 9.01 and in Section 6.01 and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the 1996 Benefits Agreement). Automotive Company and Packaging Company shall each use its commercially reasonable efforts to the greatest extent feasible to transfer the economic and operational benefits and liabilities of the 1996 Benefits Agreement to Packaging Company.

         9.02 Complete Agreement; Construction. This Agreement and the Distribution Agreement (and with respect to Section 8.04 hereof, the Transition Services Agreement) shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

         9.03 Other Ancillary Agreements. Except as otherwise expressly provided herein, this Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by any of the other Ancillary Agreements.

         9.04 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         9.05 Survival of Agreements. Except as otherwise expressly provided herein, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

         9.06 Notices. All notices and other communications to a party hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to such party (and will be deemed given on the date on which the notice is received by such party) at the address for such party set forth in the Distribution Agreement (or at such other address for the party as the party shall, from time to time, specify by like notice to the other parties).


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



         9.07 Waivers. The failure of any party hereto to require strict performance by any other party of any provision in this Agreement will not waive or diminish the party's right to demand strict performance thereafter of that or any other provision hereof.

         9.08 Amendments. Subject to the provisions of Section 9.08 of the Distribution Agreement, this Agreement may not be amended or modified except in a writing executed by each of the parties hereto.

         9.09 Assignment. This Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the parties to this Agreement. Otherwise this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void

         9.10 Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and permitted assigns.

         9.11 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and the members of their respective Groups, after giving effect to the Distribution, and should not be deemed to confer upon other third parties any remedy, claim, liability, right of reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

         9.12 Attorney Fees. A party determined to be in breach of this Agreement shall, on demand, indemnify and hold harmless the other party hereto for and against all out-of-pocket expenses, including, without limitation, reasonable legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement; provided, that such determination shall be effective only when made by the court having final jurisdiction of the matter and the period for appeal from that court, if any, shall have expired. The payment of such expenses is in addition to any other relief to which such other party may be entitled hereunder or otherwise.

         9.13 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         9.14 Governing Law. ALL QUESTIONS AND/OR DISPUTES CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO SHALL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY (i) AGREES TO BE SUBJECT TO, AND HEREBY CONSENTS AND SUBMITS TO, THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL COURTS SITTING IN THE

STATE OF DELAWARE, (ii) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, HEREBY APPOINTS THE CORPORATION TRUST COMPANY, AS SUCH PARTY'S AGENT IN THE STATE OF DELAWARE FOR ACCEPTANCE OF LEGAL PROCESS AND (iii) AGREES THAT SERVICE MADE ON ANY SUCH AGENT SET FORTH IN
(ii) ABOVE SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE.

         9.15 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         9.16 Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party which is contemplated to be a Subsidiary of such party on and after the Distribution Date.

         9.17 Termination. This Agreement may be terminated at any time prior to the Distribution Date by and in the sole discretion of Tenneco without the approval of Packaging Company. In the event of such termination, no party shall have any liability of any kind to any other party or to any other person. After the Distribution Date, this Agreement may not be terminated except with the prior approval of the stockholders of Tenneco and Packaging Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                        TENNECO INC.

                        By: ___________________________________

                        Name: _________________________________

                        Title:___________________________________


                        TENNECO PACKAGING INC. (to be renamed)

                        By: ___________________________________

                        Name: _________________________________

                        Title:___________________________________

                                    EXHIBIT A
                           OPTION CONVERSION FORMULA*/

FORMULA

Original option exercise price     x     New market price of Tenneco       =     New option exercise price
Original market price of Tenneco         Common Stock or Packaging               ("New Option Price")
Common Stock**/                          Common Stock, as applicable***/

No. of shares underlying original option x original option exercise price  =     Number of shares
New Option Price                                                                 underlying new option

ASSUME

  1,000         No. of shares Tenneco Common Stock underlying original option
$ 45.31         Original option exercise price
$ 25.00         Original market price of Tenneco Common Stock
$ 7.00          New market price for Tenneco Common Stock
$ 18.00         New market price for Packaging Common Stock

Adjusted Tenneco Options (for Automotive Group employees)

      $45.31            x     $7.00    =     $12.69 New Option Price
      ------
      $25.00

      1,000 x $45.31                   =    3,571 shares Tenneco Common Stock
      --------------                        underlying new option
          $12.69

New Packaging Company Options (for Packaging Group employees)

      $45.31            x    $18.00    =    $32.62 New Option Price
      ------
      $25.00

      1,000 x $45.31                   =    1,389 shares Packaging Common Stock
      --------------                        underlying new option
          $32.62

*/ May be adjusted, as necessary, to reflect a reverse stock split by Tenneco which becomes effective after the Distribution.

**/ Based on the closing sale price of the "full value" Tenneco Common Stock (i.e. not giving effect to the declaration of any dividend) on the New York Stock Exchange ("NYSE") on the day immediately prior to the Distribution Date.

***/ For the new market price of Tenneco Common Stock: Based on the closing sale price of Tenneco Common Stock "without due bills" on the day immediately prior to the Distribution Date, unless "when issued" trading for Tenneco Automotive Inc. Common Stock exists on such date, in which case the new market price of the Tenneco Common Stock would be based on the closing "when issued" market sale price of Tenneco Automotive Inc. Common Stock on such date. For the new market price of Packaging Common Stock: Based on the closing "when issued" market sale price of Packaging Common Stock on the day immediately prior to the Distribution Date, as applicable.